                                                                  EXHIBIT 10.14

                                NOTE 1

                           PROMISSORY NOTE

$149,910.00                 Houston, Texas                   December 31, 1989


     FOR VALUE RECEIVED, after date, without grace, in the manner, on the dates, and in the amounts so herein stipulated, the undersigned,

                            DAVID R. LITTLE

PROMISE TO PAY TO THE ORDER OF SEPCO INDUSTRIES, INC.

at 6500 Brittmore Road in Houston, Texas the sum of

One Hundred Forty-Nine Thousand Nine Hundred Ten and 00/100--DOLLARS
($149,910.00)

in Lawful money of the United States of America, which shall be legal tender, in payment of all debts and dues, public and private, at the time of payment, and to pay interest thereon from the date until maturity at the rate of _____9% per annum, payable as stipulated herein.

     This note is payable as follows, to-wit:

Monthly principal and interest installments of $1,348.78 beginning July 1, 1990 and continuing thereafter until paid in full.

     It is agreed that time is of the essence of this agreement, and that in the event of default in the payment of any installment of principal or interest when due, the holder of this note may declare the entirety of the note evidenced hereby, immediately due and payable without notice, and failure to exercise said option shall not constitute a waiver on part of the holder of the right to exercise the same at any other time.

     In the event of default in the making of any payment herein provided, either of principal or interest, or in the event the entirety of said note evidenced hereby is declared due, interest shall accrue at the rate of 10% per annum from such time.

     The undersigned hereby agrees to pay all expenses incurred, including an additional 10% on the amount of principal and interest hereof as attorney's fees, all of which shall become part of the principal hereof, if this note is placed in the hands of an attorney for collection, or if collected by suit or through any probate, bankruptcy or any other legal proceedings.

     Each maker, surety and endorser waives demand, grace, notice, presentment for payment, and protest and agrees and consents that this note and the liens securing its payment, may be renewed, and the time of payment extended without notice, and without releasing any of the parties.

     The payment of this note is secured by

2nd Lien in property located at Lot 3, Block 1 Wendover, whose address is 11419 Wendover Lane.



                                                        /s/  DAVID R. LITTLE
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